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Insured/Annuitant Name                                                                                       FOR HOME OFFICE USE
                       --------------------------------------
Modern Woodmen of America
Variable Product Administrative Center                                                                   ---------------------------
P.O. Box 9284                                                                                                 CERTIFICATE NUMBER
Des Moines, Iowa 50306-9284

                                                                                                              SUITABILITY SUPPLEMENT

          SUITABILITY, ALLOCATION OF FUNDS, AND REPLACEMENT SUPPLEMENT
                       PLEASE SUBMIT WITH THE APPLICATION.

     All references to "the Society" shall mean Modern Woodmen of America.

SECTION A - CERTIFICATE HOLDER INFORMATION

Certificate Holder Name:                                         Certificate Holder Date of Birth:
                         ---------------------------------------                                      ---------------------
                              (First, Middle, Last, Suffix)                                               (Month-Day-Year)

SECTION B - SUITABILITY QUESTIONNAIRE
For the purposes of this Supplement, "You" or "Your" refers to the Proposed Certificate Holder.

1.   Did you receive the current Prospectus for the Certificate?                                             | | Yes     | | No

2.   Do you believe that this Certificate will meet your insurance needs                                     | | Yes     | | No
     and financial objectives?

3.   Source of funds for this Certificate:
     | | Current Income                   | | Sale of Real or                   | | POLICY/CERTIFICATE SURRENDER*
     | | Personal Savings/CDs                 Personal Property                 | | VARIABLE ANNUITY *
     | | Mutual Funds                     | | POLICY/CERTIFICATE ACCUMULATED    | | FIXED ANNUITY*
     | | Stocks/Bonds                         VALUE, DIVIDEND OR LOAN*          | | Other
                                                                                         -------------------------------

     *THE REPLACEMENT INFORMATION (SECTION D) MUST BE COMPLETED.

4.   Marital Status:   | | Married    | | Single

     Number of dependent children
                                  --------------------------------------------------------------------------------------
5.   The best way to describe my investment strategy for this Certificate is:  (Check those most appropriate)
     | | Preservation of principal        | | Income                   | |Income and growth         | |Growth
     | | Aggressive growth                | | Other, please specify
                                                                   -----------------------------------------------------
6.   Tolerance for subaccount volatility:

     | | LOW I am willing to accept minimal volatility of the accumulated value in the subaccounts.

     | | MEDIUM I am willing to accept some volatility of the accumulated value in the subaccounts.

     | | HIGH I am willing to accept greater volatility of the accumulated value in the subaccounts.

7. Your annual income:           | | Less than $25,000      | | $100,001 to $250,000
                                 | | $25,001 to $50,000     | | More than $250,000
                                 | | $50,001 to $100,000

8. Your estimated:               | | Less than $5,000       | | $10,001 to $25,000
   liquid net                    | | $5,001 to $10,000      | | More than $25,000
   worth
  (cash and cash equivalents)

9. Your total net worth:         | | Less than $100,000     | | $250,001 to $500,000
                                 | | $100,001 to $250,000   | | More than $500,000

10.  Were illustrations shown to you?                                                                        | | Yes    | | No

11.  If "Yes", what were the gross rates of return shown to you on the illustrations?
                                                                                           -----------------------------------

12.  Do you understand that the accumulated value of the Certificate may go up or down                       | | Yes    | | No
     depending on the subaccount investment performance and that there is no guaranteed minimum accumulated value for subaccounts other than the Declared Interest Option?
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SECTION B - SUITABILITY QUESTIONNAIRE (CONTINUED)

13.  Do you also understand that the amount of the death benefit or the duration of the                      | | Yes    | | No
     death benefit may vary under the conditions described in the death benefit provision of the Certificate?

14.  FOR VARIABLE ANNUITIES ONLY.  Do you understand that if you choose to fund a qualified                  | | Yes    | | No
     plan with a variable annuity, the tax-deferral feature of a variable annuity is not necessary as the qualified plan already provides a tax-deferral feature?

SECTION C -ALLOCATION OF FUNDS

1. The net premium payments (as described in the Prospectus) are to be allocated to the appropriate subaccounts or Declared Interest Option as follows:

[ACU - American Century VP Ultra(R)                            %   FMC   -Fidelity VIP Mid Cap**                                   %
                                                       --------                                                            --------
ACV   -American Century VP Vista(SM)                           %   FOS   -Fidelity VIP Overseas**                                  %
                                                       --------                                                            --------
DCA   -Dreyfus VIF Appreciation*                               %   FTC   -Franklin Small Cap                                       %
                                                       --------                                                            --------
DDS   -Dreyfus VIF Disciplined Stock*                          %   FTU   -Franklin U.S. Government                                 %
                                                       --------                                                            --------
DGI   -Dreyfus VIF Growth & Income*                            %   FTV   -Franklin Value Securities                                %
                                                       --------                                                            --------
DIE   -Dreyfus VIF International Equity*                       %   FTS   -Mutual Shares Securities                                 %
                                                       --------                                                            --------
DSC   -Dreyfus VIF Small Cap*                                  %   FTG   -Templeton Growth Securities                              %
                                                       --------                                                            --------
DRG   -Dreyfus Socially Responsible Growth Fund                %   JMV   -JPMorgan Mid Cap Value Portfolio                         %
                                                       --------                                                            --------
EBC   -EquiTrust Blue Chip                                     %   JMC   -JPMorgan Small Company Portfolio                         %
                                                       --------                                                            --------
EHG   -EquiTrust High Grade Bond                               %   SM4   -Summit S&P MidCap 400 Index Portfolio                    %
                                                       --------                                                            --------
EHY   -EquiTrust High Yield Bond                               %   SN1   -Summit Nasdaq -100 Index Portfolio                       %
                                                       --------                                                            --------
EMG   -EquiTrust Managed                                       %   SR2   -Summit Russell 2000 Small Cap Index Portfolio            %
                                                       --------                                                            --------
EMM   -EquiTrust Money Market                                  %   TEI   -T. Rowe Price Equity Income                              %
                                                       --------                                                            --------
EVG   -EquiTrust Value Growth                                  %   TIS   -T. Rowe Price International Stock                        %
                                                       --------                                                            --------
FCF   -Fidelity VIP Contrafund(R)**                            %   TMC   -T. Rowe Price Mid-Cap Growth                             %
                                                       --------                                                             --------
FGR   -Fidelity VIP Growth**                                   %   TNA   -T. Rowe Price New America Growth                         %
                                                       --------                                                            --------
FGI   -Fidelity VIP Growth & Income**                          %   TPS   -T. Rowe Price Personal Strategy Balanced ]               %
                                                       --------                                                            --------
FH2   -Fidelity VIP  High Income**                             %   IMW   -Declared Interest Option***                              %
                                                       --------                                                            --------
FIX   -Fidelity VIP Index 500**                                %
                                                       --------

[*VIF represents Dreyfus Variable Investment Fund.
**Fidelity Investments is a registered trademark of FMR Corp. ]
*** This option not available for Variable Supplemental Contracts.

If any portion of a net premium is allocated to a particular subaccount, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers (e.g. 33% can be selected, but 33 1/3% can not).

VARIABLE UNIVERSAL LIFE. Net premiums for the Variable Universal Life Certificate will be allocated to the Declared Interest Option if they are received either before the date the Society obtains a signed notice from the Certificate Holder that the certificate has been received, or before the end of 25 days after the issue date. Upon earlier of (i) the date the Society obtains a notice signed by the Certificate Holder that the Certificate has been received, or (ii) 25 days after the issue date, we will transfer part or all of the accumulated value in the Declared Interest Option to the subaccounts in accordance with the premium allocation percentages shown above.

VARIABLE ANNUITY. Premiums for the Variable Annuity Certificate will be initially allocated to the EquiTrust Money Market subaccount for a ten-day period following the issue date. At the end of that period, the amount in the money market subaccount will be allocated among the subaccounts and the Declared Interest Option in accordance with the premium allocation percentages shown above.

TRANSFER BETWEEN SUBACCOUNTS

2.   I authorize transfers between the subaccounts upon instruction by telephone.                            | | Yes    | | No
      If neither box is checked, the telephone privilege WILL be provided.
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FOR VARIABLE UNIVERSAL LIFE.
The first transfer in each certificate year will be made without charge;
subsequent transfers in a certificate year will be assessed a transfer charge of
$25.

FOR VARIABLE ANNUITY.
The first 12 transfers in each certificate year will be made without a transfer charge: thereafter, each time amounts are transferred, a transfer charge of $25 may be imposed.

SECTION D - EXISTING COVERAGE/REPLACEMENT

1.   Does the Proposed Insured or Annuitant have any other life insurance policies, certificates or annuity contracts? | |Yes  | |No

     IF "YES", COMPLETE THE TABLE BELOW.

  INSURED/ANNUITANT              COMPANY NAME AND ADDRESS            CONTRACT    TYPE OF CONTRACT AND    CONTRACT    REPLACEMENT(R)
                                                                      NUMBER            AMOUNT          ISSUE DATE   OR FINANCED(F)
------------------------- ---------------------------------------- ------------- ---------------------- ------------ --------------

------------------------- ---------------------------------------- ------------- ---------------------- ------------ --------------

------------------------- ---------------------------------------- ------------- ---------------------- ------------ --------------

------------------------- ---------------------------------------- ------------- ---------------------- ------------ --------------

2.   Is the Certificate applied for replacing or likely to replace any existing life or annuity contract?              | |Yes  | |No
     If "Yes", indicate replacement by placing an "R" for that contract in the last column.

3.   Are values from an existing life insurance or annuity contract being used to pay premiums on the new Certificate? | |Yes  | |No
     If "Yes", indicate by placing an "F" (financed purchase) for that contract in the last column.

     If Question 2 or 3 is answered "Yes", complete replacement forms and notices as required by your state.

     An application to exercise a contractual change/conversion privilege on a certificate issued by the Society or an application replacing only life insurance existing under a Modern Woodmen of America conditional receipt are commonly exempt from replacement regulations.

4.   Please explain the reason(s) why this replacement/surrender/partial surrender is being completed.

------------------------------------------------------------------------------------------------------------------------------------

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5.   What surrender and/or other charges (if any) will be incurred as a result of the replacement/surrender/partial surrender?

------------------------------------------------------------------------------------------------------------------------------------

6.   Do you understand applicable sales and other initial charges may be incurred under this new Certificate?
     (Please refer to the Prospectus for actual charges which may be incurred.)                                         | |Yes | |No

7.   As a result of the replacement/surrender/partial surrender, will your investment risk:

     | | Increase            | | Decrease       | |Remain unchanged

8.   Who made the recommendation that the replacement/surrender/partial surrender be made?

     | | Proposed Certificate Holder      | | Representative         | |Other
                                                                             -------------------------

9.   Do you understand that there may be adverse tax consequences involved with the
     surrender/replacement/partial surrender of a contract?                                                             | |Yes | |No

SECTION E -SIGNATURES

I declare that all statements in this Supplement are true to the best of my knowledge and belief, and agree that this Supplement shall be a part of the Variable Universal Life or Variable Annuity Certificate issued by the Society.


--------------------------------------------------------------------------      ---------------------------------------------------
Signature of Proposed Certificate Holder                                        Date


--------------------------------------------------------------------------      ---------------------------------------------------
Signature of Representative                                                     Date
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